UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 25, 2009 (June 17, 2009)

The Nielsen Company B.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	333-142546-29	98-0366864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

770 Broadway New York, New York 10003 (646) 654 5000	Ceylonpoort 5 2037 AA Haarlem The Netherlands +31 23 546 3463

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On June 17, 2009, The Nielsen Company B.V. (the “Company”) filed a Current Report on Form 8-K (the “June 17 Report”) with the Securities and Exchange Commission (the “Commission”) to report that its wholly-owned subsidiary, Nielsen Finance LLC (“Nielsen Finance”), entered into an amendment agreement to amend and restate its senior secured credit facilities (the “Amendment”). The effectiveness of the Amendment was subject to the amendment and restatement of the security agreements governing the senior secured credit facilities and other customary closing conditions.

This Amendment No. 1 to the Current Report on Form 8-K/A amends Items 1.01, 2.03 and 9.01 of the June 17 Report as described below.

Item 1.01	Entry into a Material Definitive Agreement.

1.	Amendment

On June 23, 2009, the Amendment became effective.

A copy of the Amendment is attached as Exhibit 4.1(a) to this Current Report on Form 8-K/A and is incorporated herein by reference.

2.	Senior Secured Term Loan

On June 9, 2009, the Company filed a Current Report on Form 8-K (the “June 9 Report”) to report that Nielsen Finance had entered into a Senior Secured Loan Agreement, dated June 8, 2009, (the “Loan Agreement”), by and among Nielsen Finance, the Guarantors party thereto from time to time, Goldman Sachs Lending Partners LLC, as Administrative Agent, and the Lenders party thereto from time to time. The Loan Agreement provides for senior secured term loans in the aggregate principal amount of $500 million (the “Term Loans”) and bearing interest at a fixed rate of 8.5%. The Term Loans will be secured on a pari passu basis with Nielsen Finance’s obligations under its existing senior secured credit facilities and will mature eight years after the closing of the Term Loans. The Lenders’ obligation to extend Term Loans under the Loan Agreement was subject to the effectiveness of the Amendment and other customary conditions.

On June 23, 2009, Nielsen Finance closed and funded the Term Loans.

A copy of the Loan Agreement was filed as Exhibit 4.1 to the June 9 Report.

3.	Amended and Restated Credit Agreement

On June 23, 2009, Nielsen Finance entered into an Amended and Restated Credit Agreement, dated August 9, 2006 and amended and restated June 23, 2009 (the “Credit Agreement”), by and among Nielsen Finance, the Borrowers party thereto from time to time, the Guarantors party thereto from time to time, Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, ABN AMRO Bank, as Swing Line Lender, the other Lenders party thereto from time to time, Deutsche Bank Securities Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., ABN AMRO Bank N.V. and ING Bank N.V., as Co-Documentation Agents.

The Credit Agreement permits issuances of additional secured notes or loans, including the Term Loans, which may include, in each case, indebtedness secured on a pari passu basis with Nielsen Finance’s obligations under the senior secured credit facilities (and the Term Loans), so long as (a) the net cash proceeds from any such issuance are used to prepay term loans under the senior secured credit facilities at par until $500 million of term loans have been paid, and (b) 90% of the net cash proceeds in excess of the first $500 million from any such issuance (but all of the net cash proceeds after the first $2.0 billion) are used to prepay term loans under the senior secured credit facilities at par. In addition, the Credit Agreement also permits Nielsen Finance to agree with lenders to extend the maturity of their term loans and revolving commitments and for it to pay increased interest rates or otherwise modify the terms of their loans in connection with such an extension (subject to certain limitations, including mandatory increases of interest rates under certain circumstances). In connection with the execution of the Credit Agreement, Nielsen Finance has extended $1.25 billion of its existing term loans for which the maturity date has been extended from August 9, 2013 to May 1, 2016 and the interest rate margins of such term loans increased to 3.75%.

A copy of the Credit Agreement is attached as Exhibit 4.1(b) to this Current Report on Form 8-K/A and is incorporated herein by reference.

4.	First Lien Intercreditor Agreement

On June 23, 2009, Nielsen Finance entered into a First Lien Intercreditor Agreement, dated June 23, 2009 (the “First Lien Intercreditor Agreement”), by and among Nielsen Finance, Citibank, N.A., as Collateral Agent and Authorized Representative under the Credit Agreement, Goldman Sachs Lending Partners LLC, as the Initial Additional Authorized Representative, and each additional Authorized Representative from time to time party thereto.

The First Lien Intercreditor Agreement governs the relative rights of the secured parties in respect of security interests in the Company’s and certain subsidiaries’ assets securing additional secured notes or loans issued by the Company (including the Term Loans), the borrowings under the senior secured credit facilities and future indebtedness which may be secured by such assets on a pari passu basis and certain other matters relating to the administration of security interests.

A copy of the First Lien Intercreditor Agreement is attached as Exhibit 4.1(c) to this Current Report on Form 8-K/A and is incorporated herein by reference.

5.	Amended and Restated Security Agreement

On June 23, 2009, Nielsen Finance entered into an Amended and Restated Security Agreement, dated August 9, 2006 and amended and restated June 23, 2009 (the “Security Agreement”), by and among Nielsen Finance, the other Grantors identified therein, and Citibank, N.A., as Collateral Agent.

Pursuant to the Security Agreement, additional secured notes or loans issued by the Company (including the Term Loans) will be secured by substantially all of the assets of the Company and the assets of certain subsidiaries on a pari passu basis with the senior secured credit facilities.

A copy of the Security Agreement is attached as Exhibit 4.1(d) to this Current Report on Form 8-K/A and is incorporated herein by reference.

The foregoing descriptions of the Amendment, the Credit Agreement, the First Lien Intercreditor Agreement and the Security Agreement are qualified in their entirety by reference to Exhibits 4.1(a), 4.1(b), 4.1(c) and 4.1(d), respectively, and incorporated herein by reference. The foregoing description of the Loan Agreement is qualified in its entirety by reference to Exhibit 4.1 to the June 9 Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1(a)* — Amendment Agreement, dated June 16, 2009, by and among Nielsen Finance LLC, the Borrowers party thereto from time to time, the Guarantors party thereto from time to time, Citibank, N.A., as Administrative Agent and Collateral Agent, and the Lenders party thereto from time to time.

Exhibit 4.1(b)* — Amended and Restated Credit Agreement, dated August 9, 2006 and amended and restated June 23, 2009, by and among Nielsen Finance LLC, the Borrowers party thereto from time to time, the Guarantors party thereto from time to time, Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, ABN AMRO Bank, as Swing Line Lender, the other Lenders party thereto from time to time, Deutsche Bank Securities Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., ABN AMRO Bank N.V. and ING Bank N.V., as Co-Documentation Agents.

Exhibit 4.1(c)* — First Lien Intercreditor Agreement, dated June 23, 2009, by and among Nielsen Finance LLC, Citibank, N.A., as Collateral Agent and Authorized Representative under the Credit Agreement, Goldman Sachs Lending Partners LLC, as the Initial Additional Authorized Representative, and each additional Authorized Representative from time to time party thereto.

Exhibit 4.1(d)* — Amended and Restated Security Agreement, dated August 9, 2006 and amended and restated June 23, 2009, by and among Nielsen Finance LLC, the other Grantors identified therein, and Citibank, N.A., as Collateral Agent.

*Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2009	THE NIELSEN COMPANY B.V.

	By:	/s/ Jeffrey R. Charlton
	Name:	Jeffrey R. Charlton
	Title:	Senior Vice President and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
4.1(a)*	Amendment Agreement, dated June 16, 2009, by and among Nielsen Finance LLC, the Borrowers party thereto from time to time, the Guarantors party thereto from time to time, Citibank, N.A., as Administrative Agent and Collateral Agent, and the Lenders party thereto from time to time.

4.1(b)*	Amended and Restated Credit Agreement, dated August 9, 2006 and amended and restated June 23, 2009, by and among Nielsen Finance LLC, the Borrowers party thereto from time to time, the Guarantors party thereto from time to time, Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, ABN AMRO Bank, as Swing Line Lender, the other Lenders party thereto from time to time, Deutsche Bank Securities Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., ABN AMRO Bank N.V. and ING Bank N.V., as Co-Documentation Agents.

4.1(c)*	First Lien Intercreditor Agreement, dated June 23, 2009, by and among Nielsen Finance LLC, Citibank, N.A., as Collateral Agent and Authorized Representative under the Credit Agreement, Goldman Sachs Lending Partners LLC, as the Initial Additional Authorized Representative, and each additional Authorized Representative from time to time party thereto.

4.1(d)*	Amended and Restated Security Agreement, dated August 9, 2006 and amended and restated June 23, 2009, by and among Nielsen Finance LLC, the other Grantors identified therein, and Citibank, N.A., as Collateral Agent.

*Filed herewith